Exhibit 4.8

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THE DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

SUPPLEMENTAL AGREEMENT NO. 3

to

PURCHASE AGREEMENT NO. 3814

Between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 15, 2015 (Supplemental Agreement No. 3) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, and AVOLON AEROSPACE LEASING LIMITED, a Cayman Islands company (Customer).

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3814 dated 18 September 2012 relating to Boeing Model 737-800 Aircraft (together with all Tables, Exhibits, Supplemental Exhibits, Letter Agreements, and other attachments thereto, the Purchase Agreement);

WHEREAS, Customer and Gweedore Aviation Limited (“Gweedore”) entered into, and Boeing consented thereto, that certain Purchase Agreement Assignment dated 12 November 2013, whereby Customer assigned and Gweedore assumed all rights, liabilities and obligations under the Assigned Purchase Agreement (as defined therein) relating to certain aircraft including an aircraft bearing ****.

WHEREAS, Customer and Carrowmore Aviation Limited (“Carrowmore”) entered into, and Boeing consented thereto, that certain Purchase Agreement Assignment dated 3 September 2013, whereby Customer assigned and Carrowmore assumed all rights, liabilities and obligations under the Assigned Purchase Agreement (as defined therein) relating to the aircraft bearing ****.

WHEREAS, Boeing and Customer desire to amend the Assigned Purchase Agreements, as assigned to Carrowmore and Gweedore as applicable, to (i) define the configuration, ****, applicable to the aircraft (previously identified by Customer with Hainan as the lessee of ****, scheduled for delivery in ****, respectively (collectively, **** Aircraft) as Exhibit A-3 and (ii) document the effect of such configuration on the Optional Features Price, Aircraft Basic Price and Advance Payments for the **** Aircraft;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Table of Contents.

The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by a new Table of Contents attached to this Supplemental Agreement No. 3.

2.	Table 1, Aircraft Information Table.

Table 1R1 is deleted in its entirety and is replaced by a new Table 1R2 in this Supplemental Agreement to reflect the following:

a.	the identification of Exhibit A-3 as the configuration exhibit for the **** Aircraft;

b.	the revision to the Optional Features Price, Aircraft Basic Price, Advance Payment Base Price and Advance Payments applicable to the **** Aircraft; and

c.	the identification of MSNs **** (collectively Reconfirmation Aircraft) as aircraft that were not reconfirmed, as the Reconfirmation Date set forth in letter agreement LA-1208464 has lapsed.

3.	Exhibits and Supplemental Exhibits.

a.	Exhibit A-3, Aircraft Configuration, is incorporated into the Assigned Purchase Agreement and is attached to this Supplemental Agreement No. 3.

4.	Other Matters.

Within **** business days of full execution of this Supplemental Agreement No. 3, Customer agrees to pay Boeing **** (Top Up Payment), which is the incremental increase to Advance Payments resulting from the changes set forth herein.

The Purchase Agreement shall be deemed to be amended to the extent herein provided and as so amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

VLS-PA-3814	2	SA-3

BOEING PROPRIETARY

THE BOEING COMPANY		AVOLON AEROSPACE LEASING LIMITED

By:	/s/ Will Witherspoon	By:	/s/ Peter Caley

Its:	Attorney-In-Fact	Its:	Authorised Signatory

CARROWMORE AVIATION LIMITED
(relating to ****)

By:	/s/ Peter Caley

Its:	Authorised Signatory

GWEEDORE AVIATION LIMITED
(relating to ****)

By	Peter Caley

Its	Authorised Signatory

VLS-PA-3814	3	SA-3

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1R2	Aircraft Information Table	SA-3

EXHIBITS
A.	Aircraft Configuration- Model 737-8MA (VLS Baseline)	SA-1
A-1	Aircraft Configuration- Model 737-8MA (****)	SA-2
A-2	Aircraft Configuration- Model 737-852 (****)	SA-2
A-3	Aircraft Configuration- Model 737-84P (****)	SA-3
B.	Aircraft delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1-1.	Customer Support Variables
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate
LA-1208458	Loading of Customer Software
LA-1208459	Seller Purchased Equipment
LA-1208460	Export-Import Bank Financing Application Disclosure
LA-1208461	Leasing Matters
LA-1208462	Liquidated Damages ****
LA-1208463	Aircraft Performance Guarantees
LA-1208464	Reconfirmation Aircraft
LA-1208465`	Assignment of Customer’s Interest for Securing Advance Payment Financing
LA-1208466	**** Escalation Program
LA-1208467R1	Special Matters	SA-3
LA-1210454	****	SA-1

Table 1R2 To

Purchase Agreement No. PA-03814

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: ****	****	Detail Specification:	****

Engine Model/Thrust: CFM56-7B24	****	Airframe Price Base Year/****Formula:	****	****

Airframe Price:	****	Engine Price Base Year/****Formula:	N/A	****

Optional Features:	****

Sub-Total of Airframe and Features:	****	Airframe Escalation Data:

Engine Price (Per Aircraft):	****	Base Year Index (ECI):	****

Aircraft Basic Price (Excluding BFE/SPE):	****	Base Year Index (CPI):	****

Buyer Furnished Equipment (BFE) Estimate:	****

In-Flight Entertainment (IFE) Estimate:	****

Deposit per Aircraft:	****

Delivery Date ****	Number of Aircraft ****	Manufacturer’s Serial No. ****	Model Designator ****	**** Factor (Airframe) ****	Lessee ****	Configuration Exhibit ****	Optional Features Price 2011 $ ****	**** Estimate Adv Payment Base Price Per A/P ****	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									**** ****	**** ****	**** ****	**** ****
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****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****

Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary	Page 1

****	****	****	****	****	****	****	****	****	****	****	****	****
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6

Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary	Page 1

Exhibit A-3

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****	****	****
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****	****	****
****	****	****

Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

****	****	****
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****	****	****

Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

****	****	****
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Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

****	****	****
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Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

****	****	****
****	****	****
****	****	****
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****	****	****
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Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

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Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary

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Baseline: APR-61796
****: 69060
****: 69058
****: 70364	Boeing Proprietary